Exhibit 10.5

Execution Version

FOURTH AMENDMENT

TO

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of May 2, 2014

Among

PARSLEY ENERGY, L.P.,

as Borrower,

PARSLEY ENERGY MANAGEMENT, LLC,

as General Partner,

PARSLEY ENERGY, LLC,

as Parent,

Wells Fargo Bank, National Association,

as Administrative Agent,

JPMorgan Chase Bank, N.A.,

as Syndication Agent,

BMO Harris Bank, N.A.,

as Documentation Agent,

and

The Lenders Party Thereto

Wells Fargo Securities, LLC

Sole Lead Arranger and Sole Bookrunner

FOURTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Fourth Amendment”) dated as of May 2, 2014, is among Parsley Energy, L.P., a limited partnership duly formed and existing under the laws of the state of Texas (the “Borrower”); Parsley Energy Management, LLC, a Texas limited liability company (the “General Partner”); Parsley Energy, LLC, a Delaware limited liability company (the “Parent”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the General Partner and the Parent, the “Obligors”); each of the Lenders from time to time party hereto; Wells Fargo Bank, National Association (in its individual capacity, “Wells Fargo”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”); JPMorgan Chase Bank, N.A., as syndication agent for the Lenders (in such capacity, together with its successors in such capacity, the “Syndication Agent”); and BMO Harris Bank, N.A., as documentation agent for the Lenders (in such capacity, together with its successors in such capacity, the “Documentation Agent”).

R E C I T A L S

A. The Borrower, the General Partner, the Parent, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of October 21, 2013 (as amended by the First Amendment to Credit Agreement dated December 20, 2013, the Second Amendment to Amended and Restated Credit Agreement dated February 5, 2014 and the Third Amendment to Amended and Restated Credit Agreement dated April 15, 2014, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Borrower has requested and the Administrative Agent and the Lenders have agreed to amend the Credit Agreement, subject to the terms and conditions of the Fourth Amendment.

C. NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this Fourth Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms.  Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Fourth Amendment (unless otherwise indicated).  Unless otherwise indicated, all section references in this Fourth Amendment refer to sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendment to Section 1.02 – Certain Defined Terms.  The following definition is hereby added where alphabetically appropriate to read as follows:

“Fourth Amendment” means that certain Fourth Amendment to Amended and Restated Credit Agreement, dated as of May 2, 2014, among the Borrower, the General Partner, the Parent, the Administrative Agent and the Lenders party thereto.

2.2 Amendment to Section 2.08(c).  Section 2.08(c) is hereby amended by deleting each instance of the word “fifteen” therein and replacing each such instance with the word “eighteen”.

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Section 3. Conditions of Effectiveness.  This Fourth Amendment will become effective on the date on which each of the following conditions precedent are satisfied or waived (the “Fourth Amendment Effective Date”):

(a) The Administrative Agent shall have received from the Borrower, the General Partner, the Parent, each other Obligor and the Majority Lenders, counterparts (in such number as may be requested by the Administrative Agent) of this Fourth Amendment signed on behalf of such Person.

(b) The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the date hereof.

(c) No Default or Event of Default shall have occurred and be continuing as of the Fourth Amendment Effective Date.

(d) The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.

The Administrative Agent is hereby authorized and directed to declare this Fourth Amendment to be effective when it has received documents confirming compliance with the conditions set forth in this Section 3 or the waiver of such conditions as agreed to by the Lenders.  Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 4. Miscellaneous.

(a) Confirmation.  The provisions of the Credit Agreement, as amended by this Fourth Amendment, shall remain in full force and effect following the effectiveness of this Fourth Amendment.

(b) Ratification and Affirmation; Representations and Warranties.  Each Obligor hereby: (a) acknowledges the terms of this Fourth Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby; (c) agrees that from and after the Fourth Amendment Effective Date each reference to the Credit Agreement in the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Fourth Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Fourth Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects) as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event, development or circumstance has occurred or exists that has resulted in, or could reasonably be expected to have, a Material Adverse Effect.

(c) Counterparts.  This Fourth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Fourth Amendment by telecopy, facsimile, as an attachment to an email or other similar electronic means shall be effective as delivery of a manually executed counterpart of this Fourth Amendment.

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(d) NO ORAL AGREEMENT.  THIS FOURTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

(e) GOVERNING LAW.  THIS FOURTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

(f) Loan Document.  This Fourth Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

(g) Payment of Expenses.  In accordance with Section 12.03, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Fourth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

(h) Severability.  Any provision of this Fourth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(i) Successors and Assigns. This Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed and delivered by their proper and duly authorized officer(s) as of the day and year first above written.

BORROWER:	PARSLEY ENERGY, L.P.

	By:	PARSLEY ENERGY MANAGEMENT, LLC, its general partner

	By:	/s/ Bryan Sheffield
	Name:	Bryan Sheffield
	Title:	President

GENERAL PARTNER:	PARSLEY ENERGY MANAGEMENT, LLC

	By:	/s/ Bryan Sheffield
	Name:	Bryan Sheffield
	Title:	President

PARENT:	PARSLEY ENERGY, LLC

	By:	/s/ Bryan Sheffield
	Name:	Bryan Sheffield
	Title:	President

GUARANTOR:	PARSLEY ENERGY OPERATIONS, LLC

	By:	/s/ Bryan Sheffield
	Name:	Bryan Sheffield
	Title:	Manager

[Fourth Amendment Signature Page]

GUARANTOR:	PARSLEY ENERGY AVIATION, LLC

	By:	/s/ Bryan Sheffield
	Name:	Bryan Sheffield
	Title:	Manager

GUARANTOR:	PARSLEY ENERGY, INC.

	By:	/s/ Bryan Sheffield
	Name:	Bryan Sheffield
	Title:	President

GUARANTOR:	PARSLEY FINANCE CORP.

	By:	/s/ Bryan Sheffield
	Name:	Bryan Sheffield
	Title:	President

[Fourth Amendment Signature Page]

ADMINISTRATIVE AGENT, ISSUING BANK AND LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION

	By:	/s/ Edward Pak
	Name:	Edward Pak
	Title:	Director

[Fourth Amendment Signature Page]

SYNDICATION AGENT AND LENDER:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ Mark E. Olson
	Name:	Mark E. Olson
	Title:	Authorized Officer

[Fourth Amendment Signature Page]

DOCUMENTATION AGENT AND LENDER:	BMO HARRIS BANK, N.A.

	By:	/s/ Gumaro Tijerina
	Name:	Gumaro Tijerina
	Title:	Managing Director

[Fourth Amendment Signature Page]

LENDER:	MORGAN STANLEY BANK, N.A.

	By:	/s/ Dmitriy Barskiy
	Name:	Dmitriy Barskiy
	Title:	Authorized Signatory

[Fourth Amendment Signature Page]

LENDER:	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

	By:	/s/ Vipul Dhadda
	Name:	Vipul Dhadda
	Title:	Authorized Signatory

	By:	/s/ Michael Spaight
	Name:	Michael Spaight
	Title:	Authorized Signatory

[Fourth Amendment Signature Page]

LENDER:	BOKF NA DBA BANK OF TEXAS

	By:	/s/ Thomas E. Stelmar, Jr.
	Name:	Thomas E. Stelmar, Jr.
	Title:	Senior Vice President

[Fourth Amendment Signature Page]

LENDER:	WESTERN NATIONAL BANK

	By:	/s/ Jack Herndon
	Name:	Jack Herndon
	Title:	Senior Vice President

[Fourth Amendment Signature Page]

LENDER:	ROYAL BANK OF CANADA

	By:	/s/ Kristan Spivey
	Name:	Kristan Spivey
	Title:	Authorized Signatory

[Fourth Amendment Signature Page]